APRIL 30, 2015
Summary Prospectus
BlackRock Funds III  |  Class K Shares
►	BlackRock Large Cap Index Fund
Class K: BRGKX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 537-4942 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 30, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock Large Cap Index Fund
Investment Objective

The investment objective of BlackRock Large Cap Index Fund (“Large Cap Index Fund” or the “Fund”) (formerly known as BlackRock Russell 1000® Index Fund), a series of BlackRock Funds III (the “Trust”), is to match the performance of the Russell 1000® Index (the “Russell 1000” or the “Underlying Index”), as closely as possible before the deduction of Fund expenses.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Large Cap Index Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]		Class K Shares
Management Fee[1,2]		0.03%
Distribution and/or Service (12b-1) Fees		None
Other Expenses		0.19%
Administration Fees[2]	0.01%
Miscellaneous Other Expenses	0.18%
Total Annual Fund Operating Expenses[3]		0.22%
Fee Waivers and/or Expense Reimbursements[4]		(0.14)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]		0.08%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and its share of the allocated expenses of Large Cap Index Master Portfolio (the “Master Portfolio”) (formerly known as Russell 1000® Index Master Portfolio), a series of Master Investment Portfolio (“MIP”). The management fees are paid by the Master Portfolio.
[2]	The Management Fee and Administration Fees have been restated to reflect current fees.
[3]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Administration Fees to reflect current fees.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 29, BlackRock Fund Advisors (“BFA”), the investment adviser for the Master Portfolio, and BlackRock Advisors, LLC (“BAL”), the administrator for the Fund, have contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of the Fund (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.08% of average daily net assets for Class K Shares until May 1, 2016. The Fund may have to repay some of these waivers and reimbursements to BFA and BAL in the following two years. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or of MIP, as applicable, or by a vote of a majority of the outstanding voting securities of the Fund or the Master Portfolio, as applicable.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class K Shares	$8	$57	$110	$266

Portfolio Turnover:
The Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Master Portfolio’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Large Cap Index Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the Russell 1000. The Fund will be substantially invested in equity securities in the Russell 1000, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.
The Fund will invest in the common stocks represented in the Russell 1000 in roughly the same proportions as their weightings in the Russell 1000. As of March 31, 2015, the companies in the Russell 1000 have a market capitalization ranging from $160 million to $762 billion. The Fund may also engage in futures transactions. At times, the Fund may not invest in all of the common stocks in the Russell 1000, or in the same weightings as in the Russell 1000. At those times, the Fund chooses investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks chosen are similar to the Russell 1000 as a whole. The Fund may lend securities with a value up to 33 1⁄3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Russell 1000 is concentrated.
The Fund is a “feeder” fund that invests all of its assets in the Master Portfolio, which has the same investment objective and strategies as the Fund. All investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Portfolio. For simplicity, this prospectus uses the name of the Fund or the term “Fund” (as applicable) to include the Master Portfolio.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Large Cap Index Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.
■	Concentration Risk — To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
■	Futures Risk — The Fund’s use of futures may reduce the Fund’s returns. In these transactions, the Fund is subject to liquidity risk and correlation risk (i.e., that fluctuations in a future’s value may not correlate perfectly with the change in market value of the instruments held by the Fund).
■	Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the Russell 1000 as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
■	Index-Related Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Fund and its shareholders.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.
■	Securities Lending Risk — Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.
■	Tracking Error Risk — The performance of the Fund may diverge from that of the Russell 1000.

Performance Information

The information shows you how the performance of Large Cap Index Fund has varied for the periods since inception and provides some indication of the risks of investing in the Fund. The bar chart shows the returns for Class K Shares of the Fund for the three complete calendar years since the commencement of the Fund’s operations. The table compares the Fund’s performance to that of the Russell 1000. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BFA, BAL and their affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.
Class K Shares
ANNUAL TOTAL RETURNS
BlackRock Large Cap Index Fund
As of 12/31
During the periods shown in the bar chart, the highest return for a quarter was 12.96% (quarter ended March 31, 2012) and the lowest return for a quarter was -3.04% (quarter ended June 30, 2012). The year-to-date return for the quarter ended March 31, 2015 is 1.52%.
As of 12/31/14 Average Annual Total Returns	1 Year	Since Inception (March 31, 2011)
BlackRock Large Cap Index Fund — Class K Shares
Return Before Taxes	13.17%	14.57%
Return After Taxes on Distributions	12.10%	13.69%
Return After Taxes on Distributions and Sale of Fund Shares	8.10%	11.44%
Russell 1000 Index (Reflects no deduction for fees, expenses or taxes)	13.24%	14.76%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser

The Master Portfolio’s investment adviser is BlackRock Fund Advisors (previously defined as “BFA”).
Portfolio Managers

Name	Portfolio Manager of the Master Portfolio Since	Title
Christopher Bliss, CFA, CPA	2011	Managing Director of BlackRock, Inc.

Name	Portfolio Manager of the Master Portfolio Since	Title
Greg Savage, CFA	2012	Managing Director of BlackRock, Inc.
Alan Mason	2014	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

Class K Shares of the Fund are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million. You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. Purchase orders may also be placed by calling (800) 537-4942, by mail (c/o BlackRock Funds III, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. When Class K Shares are purchased through a customer’s account at a Plan Institution through procedures established by such Plan Institution, the Fund’s initial minimum investment is $1. The minimum investment for additional purchases is $1 for all investors.
Tax Information

Different income tax rules apply depending on whether you are invested through a qualified plan exempt from tax under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If you are invested through such a plan (and Fund shares are not “debt-financed property” to the plan), then the dividends paid by the Fund and the gain realized from a redemption or exchange of Fund shares will generally not be subject to Federal income taxes until you withdraw or receive distributions from the plan. If you are not invested through such a plan, then the Fund’s dividends and gain from a redemption or exchange may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-07332
BlackRock Large Cap Index Fund — Class K
SPRO-LCI-K-0415